EXHIBIT 99.1

URSTADT BIDDLE PROPERTIES INC. SUPPLEMENTAL INFORMATION JULY 31, 2017

URSTADT BIDDLE PROPERTIES INC 321 RAILROAD AVENUE GREENWICH, CT 06830 203‐863‐8200

URSTADT BIDDLE PROPERTIES INC. SUPPLEMENTAL INFORMATION JULY 31, 2017

TABLE OF CONTENTS

1.	PROPERTY PORTFOLIO
2.	INVESTMENT PROPERTY SAME STORE OPERATING INCOME – THREE AND NINE MONTHS PERIODS ENDED JULY 30, 2017 AND 2016
3.	NEW AND RENEWAL LEASING STATISTICS - ROLLING 4 QUARTERS ENDED JULY 31, 2017

URSTADT BIDDLE PROPERTIES INC. PROPERTY PORTFOLIO - DETAIL JULY 31, 2017

						Gross Leasable Area			Percentage Leased			Annualized Base Rent PSF for Leased Space			3-Mile Radius
															Total Population	Number of Households	Median Household Income	Average Household Income
	Property Location	Property Name	Anchor Tenant's	% Owned	Year Acquired	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total
	Connecticut
	Stamford	Ridgeway	Stop & Shop Supermarket	100%	2002	60,000	314,001	374,001	100.00%	95.88%	96.54%	$33.71	$28.14	$29.06	136,893	54,064	$99,386	$132,926
	Stratford	The Dock	Stop & Shop Supermarket / BJ's Wholesale	100%	2005	167,754	110,731	278,485	100.00%	100.00%	100.00%	$16.04	$20.42	$17.78	159,189	57,549	49,699	60,780
	New Milford	New Milford Plaza	Wal-Mart / Stop & Shop Supermarket	100%	2010	177,028	58,096	235,124	100.00%	100.21%	100.05%	$6.22	$14.82	$8.35	14,872	6,076	77,162	106,559
	Danbury₂	Danbury Square	Christmas Tree Shops	100%	1995	47,555	146,407	193,962	100.00%	97.55%	98.15%	$24.90	$16.08	$18.29	53,170	18,874	73,022	88,228
	Darien	Goodwives	Stop & Shop Supermarket	100%	1998	42,083	53,704	95,787	100.00%	95.20%	97.31%	$29.73	$38.55	$34.57	36,064	13,530	165,794	229,507
	Stamford	High Ridge Center	Trader Joe's Supermarket/DSW Shoe Warehouse	100%	2017	37,211	50,064	87,275	100.00%	90.84%	94.75%	$31.56	$56.40	$45.22	276,525	96,000	70,384	85,048
	New Milford	Veteran's Plaza	Big Y Supermarket	100%	2008	55,450	25,821	81,271	100.00%	74.90%	92.02%	$7.95	$19.63	$10.97	17,242	6,937	77,096	101,180
	Orange	Orange Meadows	Trader Joe's Supermarket	100%	2003	11,553	65,964	77,517	100.00%	100.00%	100.00%	$22.03	$18.77	$19.26	50,060	20,318	90,440	109,062
	Stamford	Newfield Green	Grade A Market	100%	2016	30,780	43,308	74,088	100.00%	96.31%	97.84%	$21.86	$47.67	$36.71	128,501	50,794	96,887	129,256
	New Milford	Fairfield Plaza	TJ Max	100%	2011	25,257	46,730	71,987	100.00%	76.78%	84.93%	$13.00	$15.42	$14.42	15,276	6,225	78,010	106,628
	Fairfield	Fairfield Center	Marshalls	100%	2011	32,714	28,939	61,653	100.00%	100.00%	100.00%	$22.28	$23.77	$22.98	37,074	12,619	158,278	232,883
	Greenwich Offices	Various	Various	100%	Various	-	57,778	57,778	0.00%	99.00%	99.00%	$-	$31.68	$31.68	71,942	26,662	127,832	195,321
	Ridgefield	Ridgefield	N/A	100%	1998	-	61,456	61,456	0.00%	82.77%	82.77%	$-	$24.74	$24.74	21,178	7,780	156,884	220,216
	Greenwich	Cos Cob Commons	CVS	100%	2014	15,629	32,069	47,698	100.00%	91.17%	94.06%	$58.05	$39.73	$46.11	66,066	24,292	140,188	220,157
	Greenwich	Kings Shopping Center	Kings Supermarket	100%	2014	18,432	20,956	39,388	100.00%	84.73%	91.88%	$25.00	$36.36	$30.57	96,677	39,204	104,874	149,806
	Westport	Greens Farm	N/A	100%	2003	-	39,654	39,654	0.00%	64.44%	64.44%	$-	$27.58	$27.58	32,716	12,072	163,656	254,366
	Derby	Aldi Square	Aldi Supermarket	100%	2017	17,036	21,369	38,405	100.00%	75.01%	86.10%	$8.80	$21.40	$14.91	55,043	22,209	68,360	79,818
	Danbury	Airport Plaza	Buffalo Wild Wings	100%	2002	8,116	24,572	32,688	100.00%	100.00%	100.00%	$26.95	$28.89	$28.41	54,173	19,233	72,988	88,266
	Bethel	The Hub	Rite Aid & Nutmeg Liquors	100%	2014	21,480	9,460	30,940	100.00%	100.00%	100.00%	$20.35	$26.00	$22.08	64,257	23,249	69,273	82,372
	Stamford	970 High Ridge	FedEx Office	100%	2016	6,734	20,599	27,333	100.00%	100.00%	100.00%	$41.50	$29.60	$32.53	54,667	20,341	142,800	185,482
1	Greenwich	Cos Cob Plaza	Jos. A Banks Clothing	100%	2013	4,025	10,827	14,852	100.00%	91.36%	93.70%	$41.00	$44.78	$43.68	73,417	27,863	128,798	201,766
1	Monroe	Starbuck's Plaza	Starbucks	100%	2007	1,658	8,483	10,141	100.00%	100.00%	100.00%	$38.50	$21.82	$24.55	15,770	5,600	124,589	154,374
1	Greenwich	Greenwich Commons	Wells Fargo	100%	2013	2,400	7,344	9,744	100.00%	100.00%	100.00%	$80.00	$82.10	$81.58	71,942	26,662	127,832	195,321
	Stamford	High Ridge - Chase	Chase Bank	100%	2017	4,160	-	4,160	100.00%	0.00%	100.00%	$70.52	$-	$70.52	54,667	20,341	142,800	185,482
	Greenwich	Old Greenwich - CVS	CVS	100%	2017	8,000	-	8,000	100.00%	0.00%	100.00%	$26.24	$-	$26.24	96,677	39,204	104,874	149,806
	Unionville	Friendly's - Unionville	Unionville Family Restaurant	100%	2013	2,530	-	2,530	100.00%	0.00%	100.00%	$21.34	$-	$21.34	69,946	28,146	85,777	110,025
						797,585	1,258,332	2,055,917	100.0%	93.6%	96.1%	$19.16	$27.16	$23.93
	New York
	Yorktown	Staples Plaza	Staples	100%	2005	15,322	105,235	120,557	100.0%	69.0%	72.9%	$18.15	$23.03	$22.18	34,435	12,202	109,137	132,635
	Ossining	Arcadian	Stop & Shop Supermarket	100%	1998	64,858	72,399	137,257	100.0%	91.7%	95.6%	$12.13	$25.60	$18.95	40,154	13,453	105,254	138,823
	Somers	Somers Commons	Home Goods	100%	2003	30,000	104,760	134,760	100.0%	95.9%	96.8%	$19.00	$23.32	$22.33	34,896	12,975	106,468	129,492
	Carmel	Carmel ShopRite Center	ShopRite Supermarket	100%	1995	48,806	80,078	128,884	100.0%	93.1%	95.7%	$12.00	$15.71	$14.24	18,629	6,802	92,445	111,446
	Somers	Towne Centre at Somers	CVS	100%	1999	14,013	66,401	80,414	100.0%	80.2%	83.6%	$29.04	$31.51	$30.99	20,617	7,898	120,777	161,566
	Orangeburg	Orangetown Shopping Center	CVS	34%	2012	12,410	61,849	74,259	100.0%	89.1%	90.9%	$91.74	$18.57	$32.01	35,790	12,111	110,960	147,597
	Eastchester	Eastchester Mall	Acme Supermarket	100%	1997	29,754	40,132	69,886	100.0%	100.0%	100.0%	$10.00	$39.22	$26.78	111,032	42,148	148,471	201,929
	Yonkers	McLean Shopping Center	Acme Supermarket	54%	2014	35,000	22,989	57,989	100.0%	100.0%	100.0%	$2.09	$48.28	$20.40	558,021	210,954	52,624	66,633
	Rye	Rye Portfolio	N/A	100%	2004	-	38,782	38,782	0.0%	100.0%	100.0%	$-	$36.18	$36.18	80,563	28,216	114,718	169,453
	Briarcliff Manor	Chilmark	CVS	100%	2001	13,900	32,838	46,738	100.0%	75.4%	82.7%	$36.00	$34.02	$34.73	44,964	15,241	110,115	146,290
	Ossining	Rockledge	Westchester Community College	100%	1999	12,558	16,449	29,007	100.0%	100.0%	100.0%	$17.25	$21.72	$19.78	40,154	13,453	105,254	138,823
	Katonah	Village Commons	Katonah Pharmacy	100%	2010	2,836	25,152	27,988	100.0%	87.2%	88.5%	$41.50	$41.43	$41.43	14,845	4,859	137,695	214,827
	Harrison	Harrison Shopping Center	Key Food	100%	2015	12,018	14,175	26,193	100.0%	100.0%	100.0%	$22.00	$38.79	$31.09	69,354	24,658	129,782	192,316
	Pelham	Pelham	Mason Supermarket	100%	2006	10,000	14,915	24,915	100.0%	100.0%	100.0%	$20.00	$39.81	$31.86	310,275	117,961	63,379	81,026
	Eastchester	Eastchester Plaza	CVS	100%	2012	13,506	10,195	23,701	100.0%	100.0%	100.0%	$30.50	$35.66	$32.72	176,985	68,404	113,045	146,913
	Bronxville & Yonkers	N/A	People's United Bank / JP Morgan Chase Bank	100%	2008 & 2009	16,527	2,278	18,805	100.0%	100.0%	100.0%	$27.25	$31.50	$27.77	254,868	97,349	77,713	95,179
	Somers	Heritage 202	Putnam County Savings Bank	100%	1992	3,184	16,074	19,258	100.0%	100.0%	100.0%	$45.50	$28.02	$30.91	21,362	8,141	120,380	160,786
	Carmel	Friendly's - Carmel	N/A	100%	2013	-	3,660	3,660	0.0%	0.0%	0.0%	$-	$-	$-	18,629	6,802	92,445	111,446
	Kingston	Kingston	Taste of Italy	100%	2013	3,372	-	3,372	100.0%	0.0%	100.0%	$25.65	$-	$25.65	19,113	7,864	49,465	59,514
						338,064	728,361	1,066,425	100.0%	88.6%	92.2%	$19.32	$27.61	$24.76

	Note 1 - Demographics provided by Applied Geographic Solutions, 4/2016
	Note 2 - Leased square footage includes 65,700 of square feet for Toy's "R" Us and Babies "R" Us at zero rent

	New Jersey
	Midland Park	Midland Park Shopping Center	Kings Supermarket	100%	2015	29,550	100,775	130,325	100.0%	94.4%	95.7%	$21.29	$23.31	$22.83	31,425	12,560	97,000	118,124
	Pompton Lakes	Pompton Lakes Town Square	N/A	100%	2015	62,845	62,368	125,213	0.0%	88.6%	44.1%	$-	$23.05	$23.05	52,154	19,970	95,525	113,500
	New Providence	Village Shopping Center	Acme Supermarket	100%	2013	45,464	63,163	108,627	100.0%	96.8%	98.1%	$21.75	$31.79	$27.51	63,679	22,814	159,355	215,818
	Newark	Ferry Plaza	Acme Supermarket	84%	2008	63,433	44,435	107,868	100.0%	87.4%	94.8%	$20.12	$28.83	$23.43	217,867	73,560	44,453	55,142
	Wayne	Valley Ridge	Wayne Natural Food Market	100%	1992	36,000	66,125	102,125	100.0%	90.5%	93.8%	$17.00	$31.64	$26.14	119,265	40,190	77,785	97,354
	Emerson	Shop Rite Plaza	ShopRite Supermarket	100%	2007	53,450	39,212	92,662	100.0%	58.2%	82.3%	$9.20	$29.56	$15.29	51,833	18,303	141,152	183,032
	Kinnelon	Meadtown Shopping Center	Marshall's	100%	2015	24,511	52,360	76,871	100.0%	97.7%	98.4%	$16.00	$24.20	$21.55	31,425	12,560	97,000	118,124
	Bloomfield	Bloomfield Crossing	Walgreen's / Food World	100%	2014	42,548	16,688	59,236	100.0%	85.3%	95.9%	$11.82	$32.32	$16.96	410,215	150,952	49,784	60,330
	Boonton	Boonton Acme Center	Acme Supermarket	100%	2014	49,463	13,278	62,741	100.0%	100.0%	100.0%	$19.21	$32.32	$21.98	48,593	18,680	107,522	133,232
	Wyckoff	Cedar Hill Shopping Center	Walgreen's	100%	2015	15,960	27,410	43,370	100.0%	93.6%	95.9%	$22.46	$28.82	$26.38	80,559	29,162	131,337	174,572
	Passaic	Van Houton Farms	Gala Fresh Supermarket	100%	2017	30,569	5,950	36,519	100.0%	100.0%	100.0%	$11.95	$27.70	$14.52	276,525	96,000	70,384	85,048
	Waldwick	Waldwick Plaza	United States Postal Service	100%	2017	5,567	20,954	26,521	100.0%	100.0%	100.0%	$23.50	$24.77	$24.50	77,151	26,993	142,404	191,616
	Waldwick	Waldwick Rite Aid	Rite Aid	100%	2007	20,000	-	20,000	100.0%	0.0%	100.0%	$26.22	$-	$26.22	77,151	26,993	142,404	191,616
	Bernardsville	Bernards Square Office Building	N/A	100%	2013	-	14,405	14,405	0.0%	63.9%	63.9%	$-	$27.42	$27.42	19,059	6,593	145,235	207,918
	Chester	Rainbow Childcare Center	Rainbow Child Care Center	100%	2013	9,120	-	9,120	100.0%	0.0%	100.0%	$18.50	$-	$18.50	113,138	43,096	64,612	75,840
	Bloomfield	Friendly's - Bloomfield	Friendly's	100%	2013	2,630	-	2,630	100.0%	0.0%	100.0%	$41.33	$-	$41.33	410,215	150,952	49,784	60,330
	Fort Lee	H-Mart Plaza	H-Mart	100%	2015	7,000	-	7,000	100.0%	0.0%	100.0%	$40.01	$-	$40.01	35,345	16,371	52,334	86,489
	Hillsdale	Friendly's - Hillsdale	Friendly's	100%	2013	2,457	-	2,457	100.0%	0.0%	100.0%	$33.01	$-	$33.01	76,705	27,153	119,354	136,990
						500,567	527,123	1,027,690	87.4%	89.8%	88.67%	$17.96	$27.30	$22.81

	New Hampshire
	Newington	Newington Plaza	Savers	100%	1979	27,167	74,893	102,060	100.0%	96.4%	97.4%	$10.80	$18.13	$16.13	17,701	8,590	64,817	76,847

	Total Consolidated					1,663,383	2,588,709	4,252,092	96.2%	91.5%	93.36%	$18.72	$27.03	$23.68

	Unconsolidated Joint Ventures
	Scarsdale, NY	Midway Shopping Center	ShopRite Supermarket	12%	2010	73,758	176,009	249,767	100.0%	97.9%	98.5%	$15.65	$32.92	$27.74	112,572	42,501	137,766	182,011
	Carmel, NY	Putnam Plaza	Tops Markets	67%	2010	60,858	128,536	189,394	100.0%	97.3%	98.2%	$7.98	$18.27	$14.90	21,071	7,615	92,755	111,385
	Riverhead, NY	Gateway Plaza	Walmart	50%	2014	167,951	30,500	198,451	100.0%	86.9%	97.98%	$6.15	$25.19	$8.75	16,475	6,032	61,909	70,656
	Montvale, NJ	Chestnut Ridge	The Fresh Market Inc.	50%	2013	19,205	57,130	76,335	100.0%	100.0%	100.0%	$23.87	$32.65	$30.44	51,833	18,303	141,152	183,032
	Spring Valley, NY	Plaza 59	Spring Valley Foods Inc.	50%	2013	3,355	21,000	24,355	100.0%	92.9%	93.8%	$40.86	$34.08	$35.07	133,837	36,129	77,114	93,306
	Riverhead, NY	Applebee's Plaza	Applebee's	50%	2014	5,363	7,206	12,569	100.0%	100.0%	100.0%	$26.90	$29.00	$28.10	16,475	6,032	61,909	70,656
	Total Unconsolidated					330,490	420,381	750,871	100.0%	97.0%	98.30%	$10.33	$27.87	$20.01

	Total Core Portfolio					1,993,873	3,009,090	5,002,963	96.8%	92.3%	94.10%	$17.28	$27.16	$23.11

	Note 1 - Demographics provided by Applied Geographic Solutions, 4/2016
	Note 2 - Leased square footage includes 65,700 of square feet for Toy's "R" Us and Babies "R" Us at zero rent

URSTADT BIDDLE PROPERTIES INC. CORE PORTFOLIO-SAME STORE OPERATING INCOME DISCLOSURE JULY 31, 2017

	Nine Months Ended July 31,			Three Months Ended July 31,
	2017	2016	% Change	2017	2016	% Change
Same-Store Operating Results:

Number of Properties (Notes 3 and 4)	65			65

Revenue (Note 2)
Minimum Rent	$60,767	$59,739	1.7%	$20,287	$20,105	0.9%
Recoveries from tenants	19,679	18,782	4.8%	6,205	5,923	4.8%
Other property income	577	849	-32.0%	176	189	-6.6%
	81,023	79,370	2.1%	26,668	26,217	1.7%

Expenses
Property operating	9,293	8,860	4.9%	2,471	2,553	-3.2%
Property taxes	13,532	13,209	2.4%	4,516	4,409	2.4%
Other non-recoverable operating expenses	1,197	1,532	-21.9%	370	583	-36.5%
	24,021	23,601	1.8%	7,357	7,545	-2.5%

Same-Store Net Operating Income	$57,002	$55,769	2.2%	$19,311	$18,672	3.4%

Other reconciling items:
Other non same-property net operating income	4,413	1,156		2,228	1,080
Other Interest income	539	122		190	43
Consolidated lease termination income	2,431	380		2,148	48
Consolidated amortization of above and below market leases	114	142		19	7
Consolidated straight line rent income	118	1,779		(243)	307
Equity in net income of unconsolidated joint ventures	1,478	1,484		439	564
Taxable REIT subsidiary income/(loss)	(340)	(456)		(58)	(93)
Solar income/(loss)	(126)	(70)		44	59
Storage income/(loss)	423	244		159	89
Interest expense	(9,800)	(9,751)		(3,284)	(3,231)
General and administrative expenses	(6,893)	(7,140)		(2,226)	(2,387)
Provision for tenant credit losses	(429)	(835)		(69)	(227)
Directors fees and expenses	(240)	(235)		(74)	(70)
Acquisition costs (non included in net operating income)	-	(205)		-	(76)
Depreciation and amortization	(19,442)	(16,802)		(6,678)	(5,455)
Adjustment for intercompany expenses and other	(2,284)	(1,528)		(605)	(504)

Total other -net	(30,037)	(31,714)		(8,009)	(9,845)
Income from continuing operations	26,964	24,055	12.1%	11,302	8,827	28.0%
Gain on sale of real estate	18,772	-		(688)	-
Net income	45,736	24,055	90.1%	10,614	8,827	20.2%
Net income attributable to noncontrolling interests	(1,451)	(659)		(982)	(217)
Net income attributable to Urstadt Biddle Properties Inc.	44,285	23,396	89.3%	9,632	8,610	11.9%

Same-Store Operating Expense Ratio (Note 1)	86.2%	85.1%	1.3%	88.8%	85.1%	4.4%

Note 1 - Represents the percentage of property operating expense and real estate tax expense recovered from tenants under operating leases

Note 2 - Excludes straight line rent, above/below market lease rent, lease termination income

Note 3 - Includes only properties owned for the entire period of both periods presented

Note 4 - Beginning in fiscal 2015 the above analysis does not include our Westchester Pavilion property as that property is under re-development and we are vacating the property to accomplish the redevelopment

Non-GAAP Financial Measure - Net Operating Income:
We present Net Operating Income ("NOI"), which is a non-GAAP financial measure. The most directly comparable GAAP financial measure is income from continuing operations which, to calculate NOI, is adjusted to add back depreciation and amortization, general and administrative expense, interest expense, amortization of above and below-market lease intangibles and to exclude straight-line rent adjustments, investment income, equity in net income of unconsolidated joint ventures, gain/loss on sale of operating properties and other income. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Our management also uses NOI to evaluate property level performance and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis, providing perspective not immediately apparent from income from continuing operations. NOI excludes certain components from net income attributable to Urstadt Biddle Properties Inc. in order to provide results that are more closely related to a property's results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with income from continuing operations as presented in our consolidated financial statements. NOI should not be considered as an alternative to income from continuing operations as an indication of our performance or to cash flows as a measure of liquidity or our ability to make dividend payments.

URSTADT BIDDLE PROPERTIES INC. LEASING ACTIVITY ROLLING LAST 4 QUARTERS ENDED JULY 31, 2017

	Leases	Square	New Rent	Prior Rent	Cash Basis
	Signed	Feet	Per Sq. Ft (a)	Per Sq. Ft. (a)	Change

Total Comparable Leases:
3rd Quarter 2017	46	217,540	$16.19	$15.70	3.1%
2nd Quarter 2017	41	218,054	$29.06	$27.22	6.7%
1st Quarter 2017	28	103,498	$27.84	$26.52	5.0%
4th Quarter 2016	44	111,257	$24.53	$24.01	2.1%
Totals	159	650,349	$23.78	$22.71	4.7%

New Leases - Comparable:
3rd Quarter 2017	19	41,329	$26.81	$26.15	2.5%
2nd Quarter 2017	13	42,104	$28.07	$25.32	10.9%
1st Quarter 2017	9	10,593	$27.71	$25.35	9.3%
4th Quarter 2016	12	16,452	$24.23	$29.33	-17.4%
Totals	53	110,478	$26.99	$26.23	2.9%

Renewals - Comparable:
3rd Quarter 2017	27	176,211	$13.70	$13.25	3.4%
2nd Quarter 2017	28	175,950	$29.29	$27.68	5.8%
1st Quarter 2017	19	92,905	$27.85	$26.65	4.5%
4th Quarter 2016	32	94,805	$24.58	$23.09	6.5%
Totals	106	539,871	$23.13	$21.98	5.2%

(a)
New rent per sq. ft. represents the minimum cash rent under the new lease for the first 12 months of the term. Prior rent per sq. ft. represents the minimum cash rent under the prior lease for the last 12 months of the previous term.

(b)	Includes tenant allowance and landlord work. Excludes first generation space.

3